PETROLEUM GEO-SERVICES ASA

                                POWER OF ATTORNEY

            WHEREAS, PETROLEUM GEO-SERVICES ASA, a Norwegian public limited liability company (the "Company"), intends to file with the United States Securities and Exchange Commission (i) post-effective amendments to its registration statements (collectively, the "Post-Effective Amendments") under the United States Securities Act of 1933, as amended (the "Securities Act"), including, without limitation, (a) a Post-Effective Amendment to the Registration Statement on Form S-8 (Registration No. 333-124881); (b) a Post-Effective Amendment to the Registration Statement on Form S-8 (Registration No. 333-143120); (c) a Post-Effective Amendment to the Registration Statement on Form F-3 (Registration No. 333-90379); (d) a Post-Effective Amendment to the Registration Statement on Form F-4 (Registration No. 333-9702); and (e) a Post-Effective Amendment to the Registration Statement on Form F-6 (Registration No. 333-122046), together with any and all exhibits and other documents having relation to said Post-Effective Amendments, in connection with the delisting of shares, nominal value NOK 3 per share, of the Company and American Depositary Shares ("ADSs") representing such shares from the New York Stock Exchange, Inc. and the termination of the Company's registration and reporting obligations under Sections 12 and 15(d) of the United States Securities Exchange Act of 1934, as amended; and (ii) a registration statement on Form F-6 under the Securities Act, with such amendment or amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents having relation to said registration statement (collectively with the Post-Effective Amendments, the "SEC Filings"), in connection with the registration of additional ADSs;

            NOW, THEREFORE, each of the undersigned, in his or her capacity as a director, officer or both, as the case may be, of the Company, does hereby appoint Svein Rennemo, Gottfred Langseth, Rune Olav Pedersen and James E. Brasher, and each of them severally, as his or her true and lawful attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in his or her name, place and stead in his or her capacity as a director, officer or both, as the case may be, of the Company, said SEC Filings and all instruments necessary or incidental in connection therewith, with such amendment or amendments thereto, in each case as may be necessary or appropriate, together with any and all exhibits and other documents relating thereto. Said attorneys shall have full power and authority to do and perform in the name and on behalf of each of the undersigned in any and all capacities every act whatsoever necessary or desirable to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, each of the undersigned hereby ratifying and approving the acts of said attorneys.

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            IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of ____________________, 2007.


       /s/ Jens Ulltveit-Moe               /s/ Svein Rennemo
--------------------------------    --------------------------------------------
Name: Jens Ulltveit-Moe             Name: Svein Rennemo
Title: Chairman                     Title: President and Chief Executive Officer


       /s/ Gottfred Langseth               /s/ Christin Steen-Nilsen
--------------------------------    --------------------------------------------
Name: Gottfred Langseth             Name: Christin Steen-Nilsen
Title: Senior Vice President and    Title: Vice President and
       Chief Financial Officer             Chief Accounting Officer


       /s/ Harald Norvik                   /s/ Francis Gugen
--------------------------------    --------------------------------------------
Name: Harald Norvik                 Name: Francis Gugen
Title: Director                     Title: Director


       /s/ Holly Van Deursen               /s/ Wenche Kj0las
--------------------------------    --------------------------------------------
Name: Holly Van Deursen             Name: Wenche Kj0las
Title: Director                     Title: Director


       /s/ Siri Beate Hatlan               /s/ Dan Piette
--------------------------------    --------------------------------------------
Name: Siri Beate Hatlan             Name: Dan Piette
Title: Director                     Title: Director